UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2013

Kenilworth Systems Corporation

(Exact name of registrant as specified in its charter)

New York	0-08962	84-1641415
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

626 RXR Plaza, West Tower, Uniondale, NY 11556

(Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code: (516) 741-1352

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

2.02 Results of Operations and Financial Condition

On March 18, 2013, the Management of Kenilworth Systems Corporation, a New York corporation (the “Corporation”) accepted and approved the internal financial statements prepared by its Financial Management Team for the Fiscal Year ended December 31, 2012. It further directed that these statements be reported to the OTC Markets.

The Company currently trades in the OTC Markets on the OTC: Pink under the symbol KENS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2013

By: /s/ Dan W. Snyder
Name: Dan W. Snyder
Title: Chairman, Chief Executive Officer

2